UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Empire State Realty Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Vote in Person or Virtually at the Meeting* May 9, 2024 11:00 a.m. (Eastern Time) *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. EMPIRE STATE REALTY TRUST, INC. 2024 Annual Shareholders Meeting Vote by May 8, 2024 11:59 PM ET EMPIRE STATE REALTY TRUST, INC. 111 WEST 33RD STREET, 12 FL. NEW YORK, NY 10120 You invested in EMPIRE STATE REALTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the annual shareholders meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 9, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. State Grill, 21 West 33rd Street New York, NY 10118 www.virtualshareholdermeeting.com/ESRT2024 V40475-P04266

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming annual shareholders meeting. Please follow the instructions on the reverse side to vote these important matters. V40476-P04266 1. Election of Directors Nominees: 1a. Anthony E. Malkin For 1b. Thomas J. DeRosa For 1c. Steven J. Gilbert For 1d. S. Michael Giliberto For 1e. Patricia S. Han For 1f. Grant H. Hill For 1g. R. Paige Hood For 1h. James D. Robinson IV For 1i. Christina Van Tassell For 1j. Hannah Y. Yang For 2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. For 3. To approve the Empire State Realty Trust, Inc. Empire State Realty OP, L.P. 2024 Equity Incentive Plan. For 4. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: The proxies are also authorized to vote in their discretion upon such other matters as may properly be brought before the Annual Shareholders Meeting or any adjournments or postponements thereof.